July 28, 2006

Alpharma Inc.
Alpharma Operating Corporation
Alpharma U.S. Inc.
Barre Parent Corporation
Alpharma Euro Holdings Inc.
Alpharma (Bermuda) Inc.
Alpharma USHP Inc.
Alpharma Animal Health Company
Mikjan Corporation
Alpharma Holdings Inc.
Alpharma Pharmaceuticals Inc.
Purepac Pharmaceutical Holdings, Inc.
Alpharma Branded Products Division Inc.
Alpharma Investment Inc.
One Executive Drive
Fort Lee, New Jersey 07024

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Loan and Security Agreement dated March 10, 2006 (as at any time amended, the "Loan Agreement"), among Alpharma Inc., a Delaware corporation, Alpharma Operating Corporation, a Delaware corporation, Alpharma U.S. Inc., a Delaware corporation, Barre Parent Corporation, a Delaware corporation, Alpharma Euro Holdings Inc., a Delaware corporation, Alpharma (Bermuda) Inc., a Delaware corporation, Alpharma USHP Inc., a Delaware corporation, Alpharma Animal Health Company, a Texas corporation, Mikjan Corporation, an Arkansas corporation, Alpharma Holdings Inc., a Delaware corporation, Alpharma Pharmaceuticals Inc., a Delaware corporation, Purepac Pharmaceutical Holdings, Inc., a Delaware corporation, Alpharma Branded Products Division Inc., a Delaware corporation, and Alpharma Investment Inc., a Delaware corporation (collectively, "Borrowers"), the various financial institutions party thereto from time to time (collectively, "Lenders") and Bank of America, N.A., a national banking association, in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.    Limited Default Waiver. Certain Events of Default have occurred and currently exist under the Loan Agreement as a result of Borrower's breach of Sections 8.3.1, 8.3.3 and 12.1.2 of the Loan Agreement (the "Designated Defaults"). The Designated Defaults exist because of Alpharma Inc.'s acceptance of Inventory on consignment from Alpharma (Luxembourg) S.a.r.l. and Borrowers' representing to Agent and Lenders in Borrowing Base Certificates, prior to July 25, 2006, that such consigned Inventory constituted Eligible Inventory. Each Borrower represents and warrants that the Designated Defaults are the only Defaults or Events of Default that exist under the Loan Agreement and the other Loan Documents as of the date hereof. Each Borrower further represents and warrants that such consigned Inventory is no longer being reported as Eligible Inventory. Subject to Agent's and Lenders' receipt of a duly executed counterpart of this letter agreement from Borrowers, Agent and Lenders hereby waive the Designated Defaults in existence on the date hereof. In no event shall such waiver be deemed to constitute a waiver of (a) any Default or Event of Default other than the Designated Defaults in existence on the date of this Amendment or (b) Borrower's obligation to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the date hereof. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, each Borrower hereby agrees that it shall be required strictly to comply with all of the terms of the Loan Documents on and after the date hereof.

2.    Amendment to Loan Agreement. The Loan Agreement is hereby amended by deleting Section 8.3.3 of the Loan Agreement and by substituting in lieu thereof the following:

8.3.3.    Acquisitions and Sale of Inventory. No Borrower shall acquire or accept any Inventory on consignment or approval and will use all reasonable efforts to insure that all Inventory that is produced in the United States of America will be produced in accordance with the FLSA. Notwithstanding the foregoing, Borrowers shall be allowed to accept Inventory on consignment from Foreign Subsidiaries; provided, however, in no event shall such consigned Inventory, or any Accounts generated from the sale thereof, constitute Eligible Inventory or Eligible Accounts.

3.   Miscellaneous. Each Borrower hereby: (i) ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents; (ii) acknowledges and stipulates that (a) the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, (b) all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower) and (c) the security interests and Liens granted by such Borrower in favor of Agent are duly perfected, first priority security interests and Liens; (iii) represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this letter agreement, that (a) no Default or Event of Default exists on the date hereof except for the Designated Defaults, (b) the execution, delivery and performance of this letter agreement have been duly authorized by all requisite corporate action on the part of such Borrower, (c) this letter agreement has been duly executed and delivered by such Borrower and (d) all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof; (iv) agrees that, upon the effectiveness of this letter agreement, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this letter agreement; (v) agrees that this letter agreement shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default; (vi) agrees that this letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York; (vii) agrees that this letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; (viii) agrees that, except as otherwise expressly provided in this letter agreement, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect; (ix) agrees that this letter agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect; (x) agrees that this letter agreement may be executed in any number of counterparts and by different parties to this letter agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement; (xi) agrees that any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto; (xii) agrees to take such further actions as Agent and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby; and (xiii) agrees that section titles and references used in this letter agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this letter agreement.

[Signatures commence on following page]

The parties hereto have caused this letter agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

Very truly yours,

BANK OF AMERICA, N.A., as Agent and Lender

By:  /s/ John Olsen

Title:  Vice President

DNB NOR BANK ASA, as Lender

By: /s/ Philip F. Kurpiewski

Title: Senior Vice President

By: /s/ Alfred C. Jones III

Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Patrick McConnell

Title: Vice President

ALPHARMA INC.

By: /s/ Matthew T. Farrell

Title: Executive Vice President, Finance

& Chief Financial Officer

[CORPORATE SEAL]

ALPHARMA OPERATING CORPORATION

By: /s/ Matthew T. Farrell

Title: President

[CORPORATE SEAL]

ALPHARMA U.S. INC.

By: /s/ Matthew T. Farrell

Title: President

[CORPORATE SEAL]

ALPHARMA EURO HOLDINGS INC.

By: /s/ Christopher Towner

Title: Secretary

[CORPORATE SEAL]

ALPHARMA (BERMUDA) INC.

By: /s/ Christopher Towner

Title: Secretary

[CORPORATE SEAL]

ALPHARMA USHP INC.

By: /s/ Christopher Towner

Title: Secretary

[CORPORATE SEAL]

ALPHARMA ANIMAL HEALTH COMPANY

By: /s/ Jeffrey S. Campbell

Title: Vice President & Treasurer

[CORPORATE SEAL]

MIKJAN CORPORATION

By: /s/ Matthew T. Farrell

Title: President & Chief Executive Officer

[CORPORATE SEAL]

ALPHARMA HOLDINGS INC.

By: /s/ Christopher Towner

Title: Secretary

[CORPORATE SEAL]

ALPHARMA PHARMACEUTICALS INC.

By: /s/ Christopher Towner

Title: Secretary

[CORPORATE SEAL]

PUREPAC PHARMACEUTICAL HOLDINGS, INC.

By: /s/ Matthew T. Farrell

Title: President & Chief Executive Officer

[CORPORATE SEAL]

ALPHARMA BRANDED PRODUCTS DIVISION INC.

By: /s/ Ronald Warnerr

Title: President & Chief Executive Officer

[CORPORATE SEAL]

BARRE PARENT CORPORATION

By: /s/ Matthew T. Farrell

Title: President & Chief Executive Officer

[CORPORATE SEAL]

ALPHARMA INVESTMENT INC.

By: /s/ Matthew T. Farrell

Title: President & Chief Executive Officer

[CORPORATE SEAL]